HIT Supports Affordable Senior Housing in California

The AFL-CIO Housing Investment Trust (HIT) committed $32.2 million to help finance the acquisition and moderate rehabilitation of Pajaro Vista Apartments, an income- and age-restricted multifamily rental community located in Freedom, California. Originally built in 1979, the property has long served as an important source of affordable housing for low-income seniors.

The community is set to undergo a comprehensive renovation designed to extend its useful life while preserving long-term affordability. Planned improvements include upgrades to residential units, enhanced ADA accessibility, and significant upgrades to common areas. These will feature exterior repairs, new windows and roofing, upgraded lighting, Wi-Fi installation, and the addition of amenities such as a business center and bocce court. In-unit renovations will include new kitchen appliances, cabinets, countertops, bathroom fixtures, and repairs to baseboard heating systems.

All 106 units will remain reserved for residents 62 and older earning less than 30% of the Area Median Income, supported by an existing 20-year Section 8 Housing Assistance Payment (HAP) contract. These renovations will meaningfully improve both the quality of living and accessibility for residents, ensuring the community continues to serve seniors for years to come.

This commitment represents the 35th project HIT has financed in California, all constructed using 100% union labor, reflecting a strong track record of supporting high-quality, community-focused developments.*

We look forward to continuing this important work and expanding our impact through additional investments across the state.

*Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Building America CDE, Inc. is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT’s portfolio.

About the HIT: The HIT is a fixed-income, investment-grade mutual fund with $7.6 billion in net assets. For over 40 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives. Investors should consider HIT’s investment objectives, risks, and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy by calling HIT Investor Relations at 202-331-8055. Investors should read the current prospectus carefully before investing.